UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

REDWOOD MORTGAGE INVESTORS IX, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-155428	26-3541068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Veterans Blvd., Suite 500, Redwood City, CA 94063
(Address if Principal Executive Offices)(Zip Code)

(650) 365-5341
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

Redwood Mortgage Investors IX, LLC, is filing with this report, as Exhibit 99.1, the unaudited consolidated balance sheet, with condensed notes thereto, as of March 31, 2012, of its managers, Redwood Mortgage Corp., and its wholly-owned subsidiary, Gymno LLC, for the purpose of updating that information.  The previous consolidated balance sheet filed for the managers was as of September 30, 2011.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited consolidated balance sheet as of March 31, 2012, of Redwood Mortgage Corp. and subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS IX, LLC

Signature	Title	Date

/S/ Michael R. Burwell
Michael R. Burwell	Manager of Gymno LLC	June 5, 2012

/S/ Michael R. Burwell
Michael R. Burwell	President Secretary/Treasurer of Redwood Mortgage Corp. (Principal Financial and Accounting Officer); Director of Redwood Mortgage Corp.	June 5, 2012